Exhibit 99.1

Adaptimmune TRANSFORMING T CELL THERAPY Clinical and Business Update

Disclaimer This presentation contains “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect” and other words of similar meaning. These forward-looking statements involve certain risks and uncertainties. Such risks and uncertainties could cause our actual results to differ materially from those indicated by such forward-looking statements, and include, without limitation: the success, cost and timing of our product development activities and clinical trials; our ability to submit an IND and successfully advance our technology platform to improve the safety and effectiveness of our existing TCR therapeutic candidates; the rate and degree of market acceptance of T-cell therapy generally and of our TCR therapeutic candidates; government regulation and approval, including, but not limited to, the expected regulatory approval timelines for TCR therapeutic candidates; and our ability to protect our proprietary technology and enforce our intellectual property rights; amongst others. For a further description of the risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, as well as risks relating to our business in general, we refer you to our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on February 27, 2019 and our other SEC filings. We urge you to consider these factors carefully in evaluating the forward-looking statements herein and you are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements contained in this presentation speak only as of the date the statements were made and we do not undertake any obligation to update such forward-looking statements to reflect subsequent events or circumstances. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA. 2

Headlines

- Compelling data with ADP-A2M4 in synovial sarcoma
  - Partial responses in 4 out of 5 synovial sarcoma patients treated with ~10 billion cells
  - Tumor shrinkage in nearly all assessed synovial sarcoma patients
- Initiating SPEARHEAD-1 trial in synovial sarcoma and MRCLS with ADP-A2M4
- Aim to launch first TCR T-cell therapy in 2022
- Tumor shrinkage in other solid tumors with ADP-A2M4, ADP-A2M10 and ADP-A2AFP
- IND filed for ADP-A2M4CD8 next generation SPEAR T-cells
  - Transform currently observed activity in epithelial tumors into durable responses
- Strong momentum with stem cell derived T-cells in allogeneic (“off-the-shelf”) program
- $168 million total liquidity taking us into Q3 2020*

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*Represents updated guidance. Total liquidity is the total of cash and cash equivalents, and marketable securities

Adaptimmune
TRANSFORMING T CELL THERAPY

Previous data announcements ADP-A2M4 and ADP-A2M10 at ESMO 2018 • ADP-A2M4 – Cohort 1 (100 million cells) completed – Cohort 2 (1 billion cells) completed – All 6 patients ovarian – Safety profile established in first two cohorts – One patient had 27% reduction, but progressed at Week 12 • ADP-A2M10 – Cohort 1 completed for both NSCLC and triple – Cohort 2 completed for NSCLC tumor* – Safety profile established in first two cohorts 4 * Triple tumor = Head and neck, bladder and melanoma Based on extensive NY-ESO data as well as ADP-A2M4 and ADP-A2M10 data: - Higher doses needed - Peak persistence important for tumor control

Progress since ESMO 2018 with ADP-A2M4 Basket trial in nine solid tumors • Synovial sarcoma added to ADP-A2M4 basket trial • Cohort 3 has been completed (5 billion cell dose target) – 1 synovial sarcoma patient – 2 other patients (ovarian and esophageal) • Expansion Phase has recruited 14 patients (up to 10 billion cells) – 9 – 5 synovial sarcoma patients other patients (melanoma, head and neck, ovarian, NSCLC and gastric) 5

Data from Cohort 3 and Expansion Phase in ADP-A2M4 Partial responses in 4 out of 5 synovial sarcoma patients treated with ~10 billion cells • Synovial sarcoma: – 10 patients treated – 8 – 6 – 4 scanned to date showed tumor shrinkage PRs out of 5 patients treated › 3 confirmed, one unconfirmed with ~10 billion cells • Other tumors: – 7 patients treated – 6 scanned to date (1 patient expired before scan) – Tumor shrinkage seen in melanoma (-40%)* and ovarian (-9%) 6 * Patient #11 had a -40% maximum change in SLD; best overall response is PD due to new lesions

Progress since ESMO 2018 with ADP-A2M10 Two trials: one triple tumor and one lung cancer study • Cohort 3 (5 billion dose target) completed – 2 SDs, 1 PD in triple tumor • Safety review permitted Expansion Phase for both studies – Treatment with up to 10 billion cells (now up to 15 billion cells) • Two patients treated in each of triple tumor (Expansion NSCLC (Cohort 3) of ADP-A2M10 studies – No patient received more than 6 billion cells – Both triple tumor patients progressed Phase) and – Both lung patients had reduced tumors (-6% and -28%*) * Patient #1 received second infusion at Week 16; -28% maximum change in SLD is post-second infusion 7

ADP-A2AFP Study in hepatocellular carcinoma (HCC) • Cohort 1 (100 million cells) – Tumor necrosis observed in 1 patient – Decreased serum AFP observed Cohort 2 (1 billion cells) with first patient – Transient decrease in serum AFP – Tumor shrinkage at first scan – Cohort continues to recruit • • Cohort 3 (5 billion cells) to follow 8

Next steps for ADP-A2M4 and ADP-A2M10 Two new studies to start and continuing ongoing trials • ADP-A2M4 to start 60-patient SPEARHEAD-1 study in synovial and MRCLS – Aim to launch first TCR T-cell therapy in 2022 – Significant commercial opportunity for Adaptimmune sarcoma • Next generation ADP-A2M4 – more potent SPEAR – SURPASS trial to start imminently – Next-generation ADP-A2M4CD8 SPEAR T-cells – IND filed T-cells • ADP-A2M4 and ADP-A2M10 – Completing Expansion Phases – Starting low radiation sub-study of ADP-A2M4 at MD Anderson Cancer Center 9 MRCLS=myxoid/round cell liposarcoma

ADP-A2M4 in synovial sarcoma Topline results 10

Responses in synovial sarcoma ADP-A2M4 Cohort 3 and Expansion Tumor shrinkage in nearly all assessed synovial sarcoma patients Patient # (Gender; Age [y]) Baseline SLD (mm) MAGE-A4 expression (%) Peak Persistence a Dose b Best response c Maximum change in SLD (%) d 1+ 2+ 3+ 1 (M, 53) 240 0 0 100 220 9.9 cPR -86 (Wk 12) 2 (M, 59) 35 0 0 100 101 10.0 cPR -54 (Wk 10) 3 (M, 42) 204 10 35 50 238 9.9 cPR -44 (Wk 11) 4 (F, 54) 32 5 15 65 325 9.7 ucPR -31 (Wk 6) 5 (M, 46) 60 0 0 100 27 4.5 SD -27 (Wk 12) 6 (F, 57) 60 0 10 90 284 9.7 SD -15 (Wk 6) 7 (M, 31) 66 10 20 10 45 6.0 SD +12 (Wk12) 8 (M, 49) 118 10 20 60 19 5.1 PD +24 (Wk 6) 9 (F, 34) 110 0 0 100 Pending 10.0 Pending Pending 10 (F, 76) 174 0 15 85 Pending 8.4 Pending Pending SLD=sum of lesion(s) diameter(s) in target lesions (a) (Vector copies per µg/DNA) x 103 (b) Dose (109 transduced cells) (c) cPR=confirmed partial response; ucPR=unconfirmed partial response; SD=stable disease; PD=progressive disease (d) Maximum (%) change in target lesions (SLD) by week of scan (to date); numbers rounded to nearest whole number 11 Data cut off 30 Apr 2019

ADP-A2M4 synovial sarcoma Decreases in target lesions in Cohort 3 and Expansion Change from Baseline in SLD through Progression or Prior to Surgical Resection Maximum Change from Baseline in SLD through Progression or Prior to Surgical Resection 60 40 20 8 7 0 -20 6 5 4 -40 3 2 -60 -80 1 -100 8 7 6 5 4 3 2 1 Patient number Time from SPEAR T-cell infusion (weeks) PR=partial response (confirmed); SD=stable disease; PD=progressive disease Data cut off 30 Apr 2019 12 Change from Baseline (%) Change from Baseline (%)

7 8 1 ... 5 Q) .Q E 3 -!: ::I .-!: 2 cc.tl. 4 6 9 X Surgical Resection 10 2 10 12 14 16 18 20 22 2.6 28 0 4 6 8 24 Time from T-Ce/1 lnfu.slon (Weeks) Adaptimmune TRANSFORMING T CEL L THERAPY 13 I Data cut off 30 Apr 2019 0 PartialResponse Unconfirmed PanialResponse· Stable Disease X Progressive Disease 0Discontinued Death >Censored/Ongoing1

Persistence of ADP-A2M4 SPEAR-T cells in blood (synovial sarcoma) Response trending with persistence P e r s i s t e n c e i n M A G E - A 4 S a r c o m a p a t i e n t s V e c t o r c o p i e s 1 1 0 6 c P R # 1 1 1 0 5 c P R # 2 c P R # 3 1 1 0 4 u c P R # 4 1 1 0 3 S D # 5 S D # 6 1 1 0 2 S D # 7 1 1 0 1 P D # 8 # 9 # 1 0 V is it cPR=confirmed partial response; ucPR=unconfirmed partial response; PD=progressive disease; SD=stable disease; 14 V e c t o r c o p i e s / g g e n o m i c D N A

Killing activity ex vivo correlates with patient response ADP-A2M4 SPEAR T-cells isolated from patients (in vitro killing assay) Confirmed PR (Patient #3) Stable disease (Patient #7) Strong killing by patient's cells Poor killing by patient's cells vs. manufactured product (SPEAR T-cells from blood at Week 2) (SPEAR T-cells from malignant pleural effusion at Day 4) A D C C - 2 0 1 9 - 0 2 9 3 0 0 0 _ D E X P O S _ p t 1 2 4 4 0 P l e u r a l 2 5 0 0 e f f u s i o n _ A 3 7 5 . n u c G F P - 2 0 0 0 3 0 0 0 _ D E X N E G _ p t 1 2 4 4 0 P -l e u r a l Patient’s cells e f f u s i o n _ A 3 7 5 . n u c G F P 1 5 0 0 3 0 0 0 _ D E X Patient’s cells 1 0 0 0 P O S _ D - W A V E - 0 0 1 5 _ A 3 7 5 .Mn auncuGfacFtuPred product 5 0 0 3 0 0 0 _ D E X N E G _ D - W A V E - 0 0 1 5 _ A 3 7 5 . n u c G F P + + 0 0 Hours 120 0 Hours 150 0 2 0 4 0 6 0 8 0 1 0 0 1 2 0 H o u r s - Non-transduced normal donor & patient T-cells (negative controls) + (positive controls) Transduced healthy donor cells 15 Increased target cell survival

Baseline Week6 161 Max.=maximum; SLD=sum of lesion(s) diameter(s) Adaptimmune TRANSFORMING T CEL L THERAPY

m S Baseline Week6 Week 12 171 Max.=maximum; SLD=sum of lesion(s) diameter(s) Adaptimmune TRANSFORMING T CEL L THERAPY ADP-A2M4 synovial sarcoma Patient #3 Confirmed PR with bulky tumor almost completely resolved (-44o/o max. c h ang e in 20 e L D)

SPEARHEAD-1 study starting in 2H 2019 (ADP-A2M4) Key design elements • • Single-arm, Phase 2 study in more than 20 centers (North America & EU) Sample size of 60 treated subjects with: – Advanced (metastatic or inoperable) synovial sarcoma or MRCLS, who have received prior chemotherapy – HLA-A*02 & MAGE-A4 antigen positive – MAGE-A4 expression 30% (2+, 3+) Primary endpoint – Overall Response Rate by RECIST v1.1 by independent review – Interim futility: 3 or more responses in the first 15 subjects for study continuation Safety endpoints with Independent Data Safety Monitoring Board Exploratory endpoints: translational and patient-reported outcomes Treatment – Lymphodepletion: Flu: (30 mg/m2/day) x 4 days; Cy (1800 mg/m2/day) x 2 days – Dose: up to 10 billion transduced SPEAR T-cells • • • • 18 MRCLS=myxoid/round cell liposarcoma

Antitumor activity solid tumors with ADP-A2M4 in other 19

Summary of ADP-A2M4 in non-sarcoma patients Tumor shrinkage seen in melanoma (-40%) and ovarian (-9%) * Patient #11 had a -40% maximum change in SLD; best overall response is PD due to new lesions Data cut off 30 Apr 2019 20 Patient # (Gender; Age [y]) Indication Baseline SLD (mm) MAGE-A4 expression (%) Peak Persistence a Dose b Best response c Maximum change in SLD (%) d 1+ 2+ 3+ 11 (M, 51) Melanoma 62 0 0 100 161 10.0 PD -40 (WK 10)* 12 (F, 74) Ovarian 34 5 5 1 130 5.7 SD -9 (Wk 12) 13 (F, 62) Ovarian 42 25 15 55 316 9.4 SD +17 (Wk 6) 14 (M, 61) Lung 37 15 0 0 206 9.9 SD 0 (Wk 6) 15 (M, 60) Head & neck 57 0 0 100 60 4.8 PD +26 (Wk 6) 16 (F, 49) Gastric 92 25 30 5 206 10.0 PD + 52 (Wk 4) 17 (M, 76) Esophageal 54 0 10 90 35 3.0 Expired before first scan SLD=sum of lesion(s) diameter(s) in target lesions (a) (Vector copies per µg/DNA) x 103 (b) Dose (109 transduced cells) (c) cPR=confirmed partial response; ucPR=unconfirmed partial response; SD=stable disease; PD=progressive disease (d) Maximum (%) change in target lesions (SLD) by week of scan (to date); numbers rounded to nearest whole number

ADP-A2M4 melanoma Patient #11 with high MAGE-A4 expression Decrease in target lesion (-40% max. change in 6 cm SLD) with PD due to new lesions Baseline Week 10 21 * Patient #11 had a -40% maximum change in SLD; best overall response is PD due to new lesions

Antitumor activity ADP-A2M10 with 22

Summary of ADP-A2M10 patients Evidence of antitumor activity in two NSCLC patients * Patient received second infusion at Week 16 Data cut off 26 Apr 2019 23 Patient # (Gender; Age [y]) Indication Baseline SLD (mm) MAGE-A10 expression (%) Peak Persistence a Dose b Best response c Maximum change in SLD (%) d 1+ 2+ 3+ 1 (M, 65) * Lung 104 5 5 90 44 6.0 SD -25 (Wk 14) 105 5.2 SD -28 (Wk 21) 2 (M, 63) Lung 188 0 0 25 71 5.2 SD -6 (Wk 8) 3 (M, 58) Bladder 106 40 20 5 77 5.3 SD +4 (Wk 10) 4 (M, 66) Bladder 130 30 30 20 134 5.5 SD +12 (Wk 18) 5 (F, 47) Melanoma 199 5 5 30 13 4.9 PD +6 (Wk 4) 6 (F, 46) Head & neck 101 5 70 20 83 6.0 PD +9 (Wk 4) 7 (M, 76) Head & neck 70 0 20 80 35 4.0 PD +21 (Wk 6) SLD=sum of lesion(s) diameter(s) in target lesions (a) (Vector copies per µg/DNA) x 103 (b) Dose (109 transduced cells) (c) cPR=confirmed partial response; ucPR=unconfirmed partial response; SD=stable disease; PD=progressive disease (d) Maximum (%) change in target lesions (SLD) by week of scan (to date); numbers rounded to nearest whole number

ADP-A2M10 - evidence of antitumor activity in Cohort 3 and Two lung patients with decreases in SLD Expansion Change from Baseline in SLD through Progression or Prior to Surgical Resection 7 (H&N) 3 (bladder) 4 (bladder) 6 (H&N) 5 (melanoma) 2 (lung) 1 (lung; 2 infusions) Post-infusion 1 Post-infusion 2 ucPR=unconfirmed partial response; cPR=confirmed partial response PD=progressive disease; SD=stable disease; Data cut off 26 Apr 2019 24

t Supraclavicular Lymph Node Right lower lobe Lung Left upper lobe Lung Baseline Nov 2018 -5 months Apr 2019 SA: 2.0 em LA: 3.6 em LA: 1.9 em Adaptimmune TRANSFORMING T CEL L THERAPY 25 I Patient #1 received second infusion at Week 16; post-baseline scans presented are after second infusion les ion Stable disease with decrease in target lesion and disappearance of no n-t ar ge ADP-A2M10 NSCLC Patient #1 with high MAGE-A10 exp ress ion

ADP-A2AFP 1st patient at 1 billion cells 26

ADP-A2AFP first patient treated in Strong transient decrease in serum AFP Cohort 2 with 1 billion cells CTX Cells FDB 27 FGFR4 inh sorafenib aCTLA-4 + aPD-L1

ADP-A2AFP first patient treated in Cohort 2 with 1 billion cells First evidence of tumor shrinkage at first scan Baseline Week 4 28

Safety across patients 29

Safety with SPEAR T-cells

Patients treated with ADP-A2M4, ADP-A2M10, and ADP-A2AFP (n=44)*

- Most adverse events are consistent with those typically experienced by cancer patients undergoing cytotoxic chemotherapy or other cancer immunotherapies
- There were two reports of CRS ≥ Grade 3 for an incidence of ~4.5%
- Incidence rate for all CRS (any grade) is ~39%
- Tolerability in patients treated has been acceptable, to date, and will allow for continued treatment in dose escalation (AFP) and Expansion Phases (ADP-A2M4, ADP-A2M10)
- One serious adverse event report of grade 2 encephalopathy
  - Reported at ESMO 2018
  - Considered related to SPEAR T-cells by the investigator (resolved after 2 days)

Favorable benefit:risk profile in synovial sarcoma

Good tolerability overall

* As of April 5, 2019 for ADP-A2AFP and April 15, 2019 for ADP-A2M4 and ADP-A2M10

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Adaptimmune
TRANSFORMING T CELL THERAPY

Learnings Improving and next steps SPEAR T-cells 31

Next-generation ADP-A2M4CD8 SPEAR T-cells SPEAR T-cells targeting MAGE-A4 co-expressing CD8 MAGE-A4+ cells CD4+ SPEAR T-cells (-) Control ADP-A2M4 ADP-A2M4CD8 CD4+ ADP-A2M4CD8 SPEAR T-cell 0h CD4 co-receptor Does not stabilize the TCR target interaction, so no killing – but does bind to DCs CD4+ 143h ADP-A2M4 SPEAR TCR CD8 co-receptor Stabilizes interaction when binding to target cell to enable killing 404h COMBINE DC cell 32 Preclinical data AACR 2019: – No evidence of off-target reactivity – Improved cytokine release of both dendritic cells (DCs) and T-cells in co-culture with – Improved killing of MAGE-A4+ cells (shown below)

SURPASS Study (ADP-A2M4CD8) next-gen Study start planned for 2H 2019 – IND submitted and initial data in 2020 • • Up to 30 subjects (HLA-A*02 with MAGE-A4+) with: Locally advanced inoperable or metastatic cancer – Same indications as ADP-A2M4 Primary endpoint: safety and tolerability Secondary endpoints: antitumor activity Lymphodepletion: – Flu: (30 mg/m2/day) x 4 days; Cy (1800 mg/m2/day) x 2 days Dose escalation (3 patients per cohort expand to 6 if DLT) Shorter stagger between patients – anticipate faster dose Starting doses of ~1 billion cells › Cohort 1 (0.8 to 1.2 billion) › Cohort 2 (1.2 to 3.0 billion) › Cohort 3 (3.0 to 6.0 billion) • • • • • • escalation • • • Expansion Phase dose up to 10 IND submitted Data expected in 2020 billion transduced cells 33

Radiation sub-study ADP-A2M4 with MD Anderson Cancer Center Improve tumor trafficking • SPEAR T-cells could be more effective if tumor infiltration increased – Preclinical data shows low dose radiation may improve T-cell penetration into tumors* • Radiation sub-study of ADP-A2M4 to be MD Anderson Cancer Center Up to 10 subjects to be treated Primary endpoint: safety Secondary endpoint: response Radiation – 7Gy (low dose) per lesion or isocenter – Maximum of 5 lesions or isocenters – Administered prior to lymphodepletion conducted at • • • • 34 *Barsoumian, 2018; DeSelm, 2018

Transform current activity Lessons learned and next steps in epithelial tumors into durable responses 35 Key parameters Adaptimmune approach SURPASS study (ADP-A2M4CD8) Radiation sub-study ADP-A2M4 Dose •Increase doses up to 10 billion cells Lymphodepletion •More intense preconditioning to increase cytokines such as IL-15, IL -7 Antigen expression •Higher antigen expression to drive expansion Cell fitness •Understanding manufacturing parameters Cell potency •CD8 to increase SPEAR T-cell killing Antigen presentation •CD8 to promote epitope spreading Trafficking •Disrupt tumor microenvironment •Improve cell fitness (manufacturing) Target •New targets in preclinical development

Our evolving pipeline Ongoing and planned studies in multiple solid tumor indications IND APRIL 2019 Melanoma carcinoma Range of other targets and candidates in preclinical stage Significant preclinical progress with allogeneic platform (ASGCT 2019) Aim to launch first TCR T-cell therapy in 2022 36 *Site specific protocol amendment with MD Anderson Cancer Center AFP MAGE-A10 MAGE-A4 Study Indications Pilot studies Phase 2/3 Dose Escalation Expansion ADP-A2M4 Multiple solid tumors ADP-A2M4 Radiation sub-study* Multiple solid tumors 2H 2019 SPEARHEAD-1 Sarcomas Not applicable 2H 2019 SURPASS (ADP-A2M4CD8) Multiple solid tumors 2H 2019 ADP-A2M10 NSCLC Bladder Head & neck ADP-A2AFP Hepatocellular

Looking forward summary and 37

Looking forward te • Next targets into clinic 38 2H 2019 •SPEARHEAD-1 study start •SURPASS study start •Radiation study start •Further data from ADP-A2M10 trials •Further data from ADP-A2M4 trials outside sarcoma Beyond 1H 2020 •Allogeneic program data upda •Data from multiple programs 1H 2020 •Durability of sarcoma responses •ADP-A2AFP data update •Safety and response data from SURPASS study •SPEARHEAD-1 interim futility

Summary • Compelling data with ADP-A2M4 in synovial sarcoma – Partial responses in 4 out of 5 synovial sarcoma patients treated with ~10 billion cells – Tumor shrinkage in nearly all assessed synovial sarcoma patients • Initiating SPEARHEAD-1 trial in synovial sarcoma and MRCLS with ADP-A2M4 • Tumor shrinkage in other solid tumors with ADP-A2M4, ADP-A2M10 and ADP-A2AFP • IND filed for ADP-A2M4CD8 next generation SPEAR T-cells Transform currently observed activity in epithelial tumors into durable responses – 39 Aim to launch first TCR T-cell therapy in 2022

Adaptimmune TRANSFORMING T CELL THERAPY Clinical and Business Update